SUPPLEMENT DATED SEPTEMBER 5, 2012

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND —

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

CLASS I SHARES DATED MAY 1, 2012

This supplement revises the Portfolio Optimization Moderate-Conservative Portfolio Class I Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The Principal risks from holdings in Underlying Portfolios subsection is expanded to include the following:

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.